Exhibit 32.1

LUMENTUM HOLDINGS INC.
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Lumentum Holdings Inc. (the “Company”) for the quarter ended September 30, 2023 as filed with the Securities and Exchange Commission (the “Report”), I, Alan Lowe, President and Chief Executive Officer (Principal Executive Officer) of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Dated: November 8, 2023

/s/ Alan Lowe
Alan Lowe
President and Chief Executive Officer
(Principal Executive Officer)